Leucadia National Corporation 2017 Investor Meeting October 5, 2017 Exhibit 99

Note on Forward Looking Statements Certain statements contained herein may constitute "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, regarding Leucadia National Corporation, HRG Group, Inc., Global Brokerage, Inc. and HomeFed Corporation, and their respective subsidiaries. These forward-looking statements reflect the respective issuer’s current views relating to, among other things, future revenues, earnings, operations, and other financial results, and may include statements of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to an issuer’s strategies for the future development of its business and products. These forward-looking statements are not historical facts and are based on the respective issuer’s management expectations, estimates, projections, beliefs and certain and other assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, the cautionary statements and risks set forth in the respective issuer’s Annual and Quarterly Reports and other reports or documents filed with, or furnished to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with each respective issuer’s Consolidated Financial Statements and the Notes thereto contained in the Annual, Quarterly and Periodic Reports filed by such issuer that are also accessible on the SEC website at sec.gov. Any forward-looking statements made by an issuer herein are unique to that issuer and are not to be attributed as statements made or endorsed by any other issuer. i

Leucadia’s Momentum Leucadia’s operating performance continues to strengthen Jefferies performed well over the last twelve months (“LTM”) ended August 31, 2017, with Net Revenues of $3.1 billion and Pre-Tax Income of $459 million, reduced risk and volatility, and scope for further growth and margin expansion National Beef generated record results for LTM June 30, 2017 on the back of a more balanced supply of cattle and robust end market demand: EBITDA(1) of $485 million and Pre-Tax Income of $380 million Strong market conditions and solid operating results have created opportunities to monetize investments at attractive prices and well above carrying value January 2017 sale of Conwed yielded $295 million of cash and up to an additional $40 million over five years in an earnout. 2016 EBITDA(1) of about $29 million July 2017 sale of KCG yielded cumulative revenues and fees(1) of $419 million vs. maximum net investment exposure of $125 million Pending sale of HRG Group’s 80%-owned Fidelity & Guaranty to CF Corp, which would yield ~$1.4 billion in net proceeds to HRG We continue to prospect for new opportunities and are always seeking to “get the call” These are Non-GAAP measures. See pages 105-111 in Appendix for reconciliation to GAAP amounts. 1

Leucadia’s Opportunity Common Book Value per Share Common Book Value per Share (Fully Diluted)(4) Common Tangible Book Value per Share (Fully Diluted)(4) Leucadia Tangible Capital is a non-GAAP financial measure excluding goodwill and intangibles from Book Value. See Appendix on page 101 for reconciliation to GAAP measures. EBITDA is a non-GAAP financial measure. See Appendix on page 105 for reconciliation to GAAP measures. Includes Leucadia’s share of dealerships and payments for land leased to certain dealerships. Common Book Value per Share (fully-diluted) and Common Tangible Book Value per Share (fully-diluted) are non-GAAP financial measures widely used by investors in assessing investment and financial services firms. See Appendix on page 100 for a reconciliation to GAAP measures. …………………………………….$29.25 …………………$27.95 ……....$21.32 (As of 6/30/17) (4) Cumulative Shares Repurchased Since November 2012 Under Authorized Program Through 6/30/17 Repurchased in Q3 at an Average Price of $24.88 Cumulative Shares Repurchased ………………10 million …….... + 2.5 million ………..………………….12.5 million (12.5 million Additional are Authorized) 2

Leucadia Overview

(As of 6/30/17)

Leucadia National Corporation
Parent Capital – $11.6 Billion

Common Equity – $10.5 Billion [1]
Preferred Equity – $0.125 Billion
Parent Debt – $1.0 Billion

- **Financial Services – $7.3 Billion**
  - **Jefferies (100%)** $5.6 Billion [2]
    - **Jefferies Finance (50%)** $541 Million
    - **Jefferies LoanCore (49%)** $218 Million
    - **KCG Holdings (24%)** (<$0 Million at Cost) – SOLD
  - **Leucadia Asset Management (100%)** $708 Million
    - **Folger Hill**
    - **Topwater Capital**
    - **54 Madison**
    - **Strategic Investments**
    - **Global Equity Events**
    - **CoreCommodity**
    - **Lake Hill**
    - **Tenacis**
  - **FXCM (50%)** $303 Million ($12 Million Invested, Net of Receipts) [3]
  - **HomeFed (70%)** $311 Million [4] ($488 Million at MV) [5]
  - **Berkadia (50%)** $213 Million
  - **Foursight (100%)** $94 Million
  - **M Science (94%)** $8 Million
- **Merchant Banking – $2.6 Billion**
  - **National Beef (79%)** $713 Million
  - **HRG Group (23%)** $825 Million ($476 Million at Cost)
  - **Vitesse Energy (96%)** $316 Million
  - **JETX Energy (98%)** $114 Million
  - **Garcadia (~75%)** $203 Million
  - **Linkem (53%)** $192 Million
  - **Golden Queen (35%)** $77 Million
  - **Idaho Timber (100%)** $78 Million
  - SOLD
- **Corporate / Liquidity – $1.8 Billion**
  - **Parent Company Cash & Investments** $0.6 Billion
  - **Deferred Tax Asset** $1.0 Billion [6]
  - **Corporate Other, Net** $0.2 Billion

Note: Dollar amounts are Leucadia's net carrying amount as of 6/30/17 for each investment; for consolidated subsidiaries equal to their assets less liabilities and non-controlling interest.

(1) Includes $2.5 billion of goodwill and intangibles.
(2) Includes $1.9 billion of goodwill and intangibles.
(3) Represents the initial cash outlay of $279 million reduced by cash receipts of $267 million as of 6/30/17.
(4) Carrying amount is net of deferred gain on real estate sale.
(5) Market value as of 6/30/17.
(6) Represents the Leucadia net deferred tax asset; the Jefferies net deferred tax asset is reflected within the Jefferies book value presented.

3

Jefferies recorded Net Revenues of $3.1 billion and Pre-Tax Income of $459 million for LTM 8/31/17 Jefferies is delivering solid results with lower risk and lower volatility Poised to make further market share gains and increase operating margins National Beef’s LTM 6/30/17 EBITDA(1) and Pre-Tax Income of $485 million and $380 million, respectively National Beef has outperformed during the first two quarters of 2017 versus the prior year thanks to increasing cattle availability coupled with robust end-market demand Leucadia Business Highlights These are Non-GAAP measures. See page 105 in Appendix for reconciliation to GAAP amounts. Assumes 2015 adjusted for exceptional $5 billion single client Freddie Mac deal. Based on Leucadia’s share of income. Based on Automotive News 2016 rankings published in March 2017. Berkadia recorded LTM 6/30/17 Cash Earnings(1) of $156 million and Pre-Tax Income of $205 million, representing a 50% pre-tax ROE Originated $19.5 billion of new financings for clients in 2016, best year ever (2) 3rd largest U.S. Primary and Master Servicer Garcadia recorded Pre-Tax Income of $58 million for LTM 6/30/17, representing a 21% pre-tax ROE (3) 4th largest private auto dealership group in the U.S. in 2016 based on new sales volume(4) Idaho Timber recorded Pre-Tax Income of $23 million for LTM 6/30/17, representing a 30% pre-tax ROE Overall housing demand continues gradual rebound from recessionary lows Strategic focus on driving volume and production efficiency 4

Leucadia Business Highlights (Continued)

HRG GROUP

- HRG Group's underlying businesses are performing well and we are effectively unlocking value
- HRG is exploring strategic alternatives with a view to maximizing shareholder value
- HRG has agreed to sell FGL to CF Corp for $31.10 per share (16% above failed Anbang transaction)

Vitesse energy

- Vitesse continues to partner with leading operators in lower risk infill horizontal development drilling in the core areas of the Bakken Oil field that produce good economics at $45/bbl oil prices
- Drilling costs have fallen 30-40% since 2015 while reserves in new wells in Bakken core have increased over 40%, the combination of which produces strong new well returns
- $25 million of LTM 6/30/17 Adjusted EBITDA(1) with 89+ % of the company's expected $2.0 billion of long-term cash flow net of capital expenditures still in the ground to be developed in the future
- Last year closed acquisition of 31 drilled-but-not-yet-completed wells operated by EOG and located in the Denver-Julesburg ("DJ") Basin that will boost overall production

JETX energy

- JETX (formerly Juneau Energy) transitioned to non-operated strategy, now managed by the Vitesse team
- Focusing on joint ventures to pool and develop its Eastern Eagleford acreage with Lonestar Resources and others as partners and operators

FXCM

- Through September 30, 2017, Leucadia has received total cash of $349 million from principal, interest and fees (including $61 million in the third quarter), with $67 million of the original $300 million term loan still outstanding which is accruing interest at 20.5% per annum. The book value of our interest was $303 million as of June 30, 2017

HomeFed Corporation

- The Village of Escaya, the first stage of Otay Ranch to be developed, hosted its grand opening this summer; in excess of 100 of the 992 planned homes are under contract and closings are scheduled to begin in December. The 273 planned apartments are scheduled to begin construction in November
- The office space at Renaissance Plaza in Brooklyn will be debt-free at the end of 2018 and a sizeable tenant renewed their lease on favorable terms, allowing for refinancing opportunities; the hotel renovation was completed in 2016
- Additional holdings in California, Florida, South Carolina and Virginia have significant underlying value

(1) This is a Non-GAAP measure. See page 109 in Appendix for reconciliation to GAAP amount.

5

Leucadia Business Highlights (Continued)

linkem

- In January 2017, closed a €100 million preferred equity financing at a €700 million pre-money valuation, including €50 million from new investor Blackrock (no further equity financing planned); €800 million post-money valuation equates to €427 million in value for the €258 million invested by Leucadia in Linkem
- Fast-growing fixed wireless broadband provider, currently reaching ~60% of Italian households
- 455K subscribers as of 6/30/17; 66% compounded annualized subscriber growth rate since 2011
- Positive Adjusted EBITDA since Q4 2014

Leucadia Asset Management

- Early in building foundation for a differentiated alternative asset management business
- Eight platforms operating today

Foursight CAPITAL

- Recently completed its 4th auto loan securitization; resulted in a AAA rating from DBRS & Kroll
- Continues to drive market share and originations, while maintaining a disciplined approach to credit quality

GOLDEN QUEEN

- Since its first gold pour in March 2016, the Soledad Mountain project has sold ~43,000 and ~310,000 ounces of gold and silver, respectively, through June 2017, generating revenue of $59 million and positive Adjusted EBITDA
- Mining and processing activities are operating seven days per week

M | science

- M Science is a data analytics provider that serves institutional investors and companies
- Founded in 2002, M Science is the pioneer in utilizing data analytics for securities research; Leucadia purchased M Science in May 2016 from ITG
- Focus on growing subscriber base and expanding product offering

6

Leucadia 2.0 versus Pre-2013

- **Since 2012, Leucadia's risk profile has been significantly reduced through a highly conservative management approach, better diversification and monetization positioning, and continuing improvements to portfolio businesses**

	12/31/12	Versus	6/30/17
Significant Businesses & Investments (ex-Jefferies)	10(1)	+90%	19(2)
Average Size of Divestitures / Investments	$351 Million per Divestiture(3)	Increased Diversification	$184 Million per Investment(4)
Jefferies Business Model, Risk Metrics and Liquidity	✓	Further Enhanced	✓
Concentration Ratio	X	Diversified Risk	✓
Liquidity Ratio	X	Maintained Solid Liquidity	✓
Leverage Ratio	X	Limited Leverage	✓
Jefferies Finance Commitment Ratios	N/A	Consistent Risk Management	✓
Asset Management Foundation	X	LAM Launched and Diversified	✓
Speculative Projects (Sangart, Lake Charles)	X	No Material Speculation	✓
Non-Core Assets (Crimson, Real Estate, OLNG)	X	No Diversions	✓
Next Leucadia Maturity	2013	Six Years Away	2023

(1) Includes Berkadia, Conwed, Crimson, Garcadia, HomeFed, Idaho Timber, Inmet, Linkem, National Beef and Premier Entertainment.
(2) Includes 54 Madison, Berkadia, CoreCommodity, Folger Hill, Foursight Capital, FXCM, Garcadia, Golden Queen, HRG Group, HomeFed, Idaho Timber, JETX Energy, Lake Hill, Linkem, M Science, National Beef, Tenacis, Topwater and Vitesse Energy.
(3) Includes Conwed, Fortescue Metals, Global Caribbean Fiber, Inmet, Keen Energy, Mueller, Premier Entertainment and TeleBarbados.
(4) Includes 54 Madison, Folger Hill, Foursight, FXCM, Garcadia, Golden Queen, HRG Group, JETX Energy, Lake Hill, Linkem, M Science, Tenacis, Topwater Capital and Vitesse Energy.

7

Leucadia 2.0 versus Pre-2013 – Detailed

		2012	Versus	Today	
		2012 Status	**Business Developments**	**Status Today**	-Performance Improved? -Subsidiary Level Balance Sheet Improved? -Asset Monetized?
Improved Performance & Value Creation	Jefferies	$2.8bn Adjusted Revenues[1]	↑	$3.1bn LTM Revenues	✓
	National Beef	$155mm EBITDA[1]	↑	$485mm LTM EBITDA[1]	✓
	Berkadia	$135mm of Cash Earnings[1]	↑	$156mm LTM Cash Earnings[1]	✓
	Garcadia	$37mm Pre-Tax Income	↑	$58mm LTM Pre-Tax Income	✓
	Idaho Timber	$12mm EBITDA[1]	↑	$26mm LTM EBITDA[1]	✓
	HomeFed	$6mm Net Earnings	↑	$16mm LTM Net Earnings	✓
	Linkem	100k Subscribers	↑	455k Subscribers	✓
	KCG	$100mm Net Investment & $154mm Net FMV Gain	Value Realization	No Net Investment & >$400mm in Cumulative Revenues and Fees[1] (Virtu Sale)	✓
Opportunistic Investments Generating Value (Minimal Goodwill)	HRG	NA	Acquired at $10.21, $15.61 at 9/29/17	Sum-of-the-parts: $16.09	✓
	Vitesse & JETX	NA	Started At-Cost	Positive Cash flow from Operating Activities	✓
	FXCM	NA	Initial Investment Recouped, $67mm Remaining Note; Equity Upside	$45mm LTM Adj. EBITDA[1]	✓
	LAM	NA	Started At-Cost	Profitability expected in 2017	✓
	Foursight	NA	Started At-Cost	$462mm Loan Portfolio	✓
	Golden Queen	NA	Started At-Cost	Commercial Production	✓
Monetized Value	Conwed	$18mm EBITDA[1]	Cash Proceeds of $295mm	Sold	✓
	Inmet Mining	$116mm Growth in Fair Value	Cash Proceeds of $732mm	Sold	✓
	Premier Entertainment	$13mm Pre-Tax Income	Cash Proceeds of $250mm	Sold	✓
Prudent Management & Ended Speculation	Sangart	$277mm Invested	Terminated Project	Over	✓
	Lake Charles	$146mm Invested	Terminated Project	Over	✓
	LNG Development	$75mm Invested	Terminated Project	Over	✓
	Next Leucadia Maturity	Next Maturity in One Year (2013)	Refinanced and Extended	Next Maturity in Six Years (2023)	✓
	Federal Income Taxes	Offset Cash Taxes on $3.6bn of Income	Utilization of NOL	Offset Cash Taxes on $2.6bn of Income	✓
	Rating Agency Guidelines	NA	Established and Followed	Proven Commitment	✓

(1) These are Non-GAAP measures. See pages 102-111 in Appendix for reconciliation to GAAP amounts.

8

Leucadia Businesses' Executive Management

Experienced leadership, both at operating company level and with Leucadia's Managing Directors

** (Years of Experience / Years at Jefferies or Leucadia)*

Leucadia Board of Directors

Linda L. Adamany (41 / 4)	Robert D. Beyer (33 / 5)	Francisco L. Borges (38 / 4)	W. Patrick Campbell (36 / 5)	Robert E. Joyal (36 / 5)	Jeffrey C. Keil (50 / 14)	Michael T. O'Kane (32 / 5)	Stuart H. Reese (32 / 5)	Joseph S. Steinberg (47 / 39)

Richard Handler, CEO (32 / 27)
Brian Friedman, President (37 / 16)

Jefferies Board of Directors

Barry J. Alperin (51 / 4)	W. Patrick Campbell (36 / 18)	Richard G. Dooley (36 / 24)	MaryAnne Gilmartin (31 / 4)	Jacob Katz (43 / 1)	Joseph S. Steinberg (47 / 10)

Jefferies

Richard Handler, CEO (32 / 27)
Brian Friedman, President (37 / 16)

Fixed Income	Equities	Investment Banking	Finance / Corporate	Legal
Fred Orlan Global Head of Fixed Income (31 / 3)	Pete Forlenza Global Head of Equities (28 / 4)	Ben Lorello Global Head of IB & Capital Markets (37 / 8)	Peg Broadbent Chief Financial Officer (29 / 9)	Mike Sharp General Counsel (35 / 7)
		John Stacconi Global Treasurer (31 / 6)	Paul Frean Chief Risk Officer (34 / 8)	Matt Smith Chief Admin. Officer (19 / 9)

Leucadia Managing Directors

Nick Daraviras (23 / 16)

National Beef
CEO and President – Tim Klein
since 2009
(with company since 1991)
CFO – Simon McGee
since 2011
(with company since 2006)

IDAHO TIMBER
President and CEO – Ted Ellis
since 2005
(with company since 1990)
CFO – Scott Beechie
since 2006
(with company since 1999)

Leucadia Asset Management

Jimmy Hallac (26 / 14)

FXCM
CEO – Brendan Callan
since 2017
(with company 2001)
CFO – Robert Lande
since 2010

linkem
CEO – Davide Rota
since inception (2001)
CFO – Massimo Ballerini
since 2013

GOLDEN QUEEN
CEO – Robert Walish
since 2015
CFO – Guy Le Bel
since 2017

George Hutchinson (37 / 10)

Vitesse
CEO – Bob Gerrity
since inception (2014)
CFO and President – Brian Cree
since inception (2014)

David Severn (11 / 10)

BERKADIA
CEO – Justin Wheeler
since 2014
(previously at Leucadia since 2000)
CFO – Randy Jenson
since 2011

GARCADIA
CEO – Brett Hopkins
since inception (2006)
CFO and President – Phil Johnson
since inception (2006)

Foursight Capital
President and CEO – Mark Miller
since inception (2012)
CFO – Cory Goodfellow
since inception (2012)

HRG GROUP
CEO – Joseph S. Steinberg
since 2017
CFO – George Nicholson
since 2016

HOMEFED CORPORATION
President – Paul Borden
since 1988
CFO – Erin Ruhe
since 1999

Spectrum Brands
CEO – Andreas Rouvé
since 2014
CFO – Douglas Martin
since 2014

Fidelity & Guaranty Life
CEO – Chris Littlefield
since 2014
CFO – Dennis Vigneau
since 2016

9

Two Q & A’s – IRQuestions@Leucadia.com

10

Note on Adjusted Financials Note on the Use of Non-GAAP Financial Measures to Show Results Exclusive of the Bache Futures Business: In 2015, Jefferies exited its Bache futures business. Jefferies has supplemented certain of its financial disclosures to show results that exclude the Bache futures business. These supplemental financial measures begin with information prepared in accordance with U.S. GAAP and are adjusted to exclude the operations of the Bache futures business. These adjusted financial measures are non-GAAP financial measures. Management believes such measures, when presented in conjunction with comparable U.S. GAAP measures, provide meaningful information as it enables investors to evaluate results in the context of the exit of the Bache futures business. These measures should not be considered a substitute for, or superior to, financial information prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to U.S. GAAP financial measures are contained throughout this presentation and on pages 102-103 of the Appendix. 11

Jefferies Overview 12

Strong earnings momentum over the last 18 months, with potential for further growth and margin expansion We continue to build a leading, client-focused global investment banking firm, seeking to provide clients with the best ideas, expertise and execution Our competitive position has strengthened further, as several major competitors have experienced challenges and may face a near-term inflection point, which may lead to further industry consolidation, creating additional market share growth opportunities for Jefferies Investment Banking business continues to broaden, and we continue to strengthen and expand our team Equities is recording growth in market share that should accelerate Fixed Income is delivering meaningfully improved performance, with increased capital efficiency and lower risk, after successful efforts to enhance the team, refocus the business and reduce risk, balance sheet and capital utilization Firm-wide assets of $39.4 billion as of August 31, 2017, down from $44.1 billion as of May 31, 2015 Fixed Income assets of $19.5 billion as of August 31, 2017, down from $22.5 billion as of May 31, 2015 Our priorities are revenue growth and margin expansion, while maintaining our discipline around liquidity and risk management Revenue growth being led by Investment Banking maturation and new hires, as well as Equities and Fixed Income market share gains as capabilities strengthen and competitors reshuffle Margin expansion will be achieved over time with active outsourcing efforts, further automation and net revenue growth reducing operating expenses as a percent of net revenue, and net revenue growth will allow compensation ratio to be reduced Digitalization effort focused on leveraging technology and innovation to help increase both revenue and efficiency Jefferies Update 13

Jefferies Strategic Priorities Investment Banking Continue to increase the productivity of the sector MDs we have hired since January 2016 Drive market share gains in M&A by further expanding our sell-side franchise and continuing to increase the average size of our M&A transactions Increase our strong market share in financial sponsor investment banking Selectively enter new industry sub-sectors, taking advantage of high quality investment bankers available because of the ongoing disruption at several of our competitors Equities Key product opportunities: further penetration in Global Cash & Electronic Trading and Cross-Selling across Non-Cash Products (including Prime Brokerage, Options, Convertibles and Swaps) Differentiation through focus on building a competitively unique and alpha-generating client offering, such as event-driven strategies, data science and bespoke corporate access Fixed Income Capitalize on our realigned, client-focused Fixed Income platform to deliver consistent recurring revenues Continue to focus on core businesses and lever our Investment Banking and Equity platforms Optimize resources and capital to maximize returns Note: Jefferies will release additional details about its third quarter 2014 results on September 16, 2014. These preliminary results are being release in advance of Jefferies’ normal earnings release schedule in light of the Leucadia Investor Meeting to be held on September 3, 2014. Actual fiscal third quarter 2014 results may differ from these preliminary estimated results, either positively or negatively, in connection with normal and customary quarterly closing processes for valuations and revenue and expense accruals. 14

Jefferies Operating Results 15

Jefferies Adjusted Earnings Overview(1) Note: As reported in Jefferies’ public filings. The adjusted financial measures presented herein are non-GAAP financial measures and represent Jefferies results of operations excluding the impact of the results of operations of the Bache business for 2015. See Appendix on pages 102-103 for a reconciliation to GAAP measures. 16

Balance Sheet Overview As of August 31, 2017 ($ Millions) Leverage ratio equals total assets divided by total equity. Tangible gross leverage ratio (a non-GAAP financial measure) equals total assets of $39,358 million less goodwill and identifiable intangible assets of $1,841 million divided by tangible Jefferies Group LLC member's equity of $3,813 million. Tangible Jefferies Group LLC member's equity represents total Jefferies Group LLC member's equity of $5,654 million less goodwill and identifiable intangible assets of $1,841 million. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. 17

Historical Quarterly Leverage (1) ($ Millions) Disciplined Approach to Risk Tangible gross leverage ratio and tangible gross assets are non-GAAP financial measures. Tangible gross leverage ratio equals tangible gross assets divided by tangible Jefferies Group LLC member's equity. Tangible gross assets equals total assets less goodwill and identifiable intangible assets. Tangible Jefferies Group LLC member's equity represents total Jefferies Group LLC member's equity less goodwill and identifiable intangible assets. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. See Appendix on page 104 for a reconciliation to GAAP measures. Jefferies has a long-standing policy of carefully managing balance sheet leverage In periods of stress, Jefferies has demonstrated the ability to rapidly reduce leverage without unduly impacting our business 18

Level 3 Financial Instruments Owned (1) as a Percentage of Tangible Jefferies Group LLC Member’s Equity (2) ($ Millions) Level 3 Financial Instruments Owned (1) as a Percentage of Financial Instruments Owned ($ Millions) 97% of inventory is Levels 1 and 2, with a minimal amount of Level 3 Trading Assets (1) Level 3 Trading Assets (1) represent only 10% of tangible common equity Level 3 Trading Assets (1) of $365 million at 2/28/17 down from $540 million at 5/31/15 Disciplined Approach to Risk (Continued) Note: In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, "Fair Value Measurement (Topic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." Jefferies has adopted this guidance retrospectively during the second quarter of fiscal 2015. Tangible Jefferies Group LLC member's equity (a non-GAAP financial measure) represents total Jefferies Group LLC member's / common stockholders' equity less goodwill and identifiable intangible assets. See Appendix on page 104 for a reconciliation to GAAP measures. 98% of inventory is Levels 1 and 2, with a minimal amount of Level 3 Trading Assets (1) Level 3 Trading Assets (1) represent only 9.1% of tangible Jefferies Group LLC member’s equity Level 3 Trading Assets (1) of $348 million at 8/31/17 down from $540 million at 5/31/15 19

Jefferies Business Review 20

Investment Banking 21

Investment Banking – Overview Jefferies Investment Banking is a leading advisor and underwriter to our clients globally 789 investment bankers with deep sector expertise and extensive experience across major industry verticals On-the-ground presence in 13 countries across the world 74% of our LTM revenue was from repeat clients Sector Focus Consumer Investment Banking & Capital Markets Energy REGAL Public Finance Regions Americas Product Capabilities Restructuring Healthcare TMT Financial Services Industrials Debt Capital Markets Equity Capital Markets Mergers & Acquisitions EMEA Asia Financial Sponsors 22

Investment Banking – Sector and Regional Footprint We have continued to expand into new sub-sectors and geographies, adding 44 managing directors since January 2016, including 34 client coverage bankers, 28 of which are sector-focused managing directors across six of our eight major industry verticals 10 product-focused managing directors across Mergers and Acquisitions, Leveraged Finance, Equity Capital Markets, and Private Financing Among our 44 new managing directors, 15 are regional and global business leaders across both the United States and Europe Consumer and Retail Consumer Products Food & Beverage Retailing Restaurants Technology, Media & Telecom Entertainment & Broadcast Internet & Telecom Infrastructure Payments & Processing Semiconductors & Hardware Software Technology & Information Services Financial Services Broker Dealers & Market Structure Insurance Specialty Finance Note: Green Represents New Hires at the Regional or Global Leadership Level Since 1/1/16 Healthcare Biotechnology Healthcare IT Healthcare Services Managed Care Medical Devices Pharmaceuticals REGAL Real Estate Gaming Lodging Financial Sponsors Public Finance Energy Oil & Gas Exploration Oil & Gas Midstream Oil Field Services Industrials Aviation, Aerospace & Defense Automotives Automotive Aftermarket Building Materials Business Services Capital Goods Chemicals Industrial and Distribution Services Infrastructure Maritime Metals & Mining Paper & Packaging Power & Renewables Expansion of Sector Presence 23

Investment Banking Net Revenues Investment Banking – Performance and Market Update Our investment banking net revenue for the 9 months of fiscal 2017 increased 59% compared to the same period in 2016 Our Q3 2017 net revenue was the highest quarterly performance in the history of our firm Our performance was driven by significant revenue increases across all major product areas: Leveraged Finance, M&A, and ECM, resulting in our market share increasing across the U.S. and Europe Revenue from both M&A and Leveraged Loans were at record levels for our firm, driven by a significant increase in larger transactions In M&A, we closed 32 $1 billion+ M&A transactions in the first 9 months of fiscal 2017, a 68% increase over the same period in 2016 In Leveraged Finance, we acted as lead arranger on 35 $1 billion+ Leveraged Loan transactions in the first 9 months of fiscal 2017, a 250% increase from the same period in 2016 Note: As reported in Jefferies’ public filings. ($ Billions) 24

Jefferies Finance – Overview Total Arranged Deal Volume ($ Billions) Jefferies Finance, our corporate lending joint venture with Massachusetts Mutual Life Insurance Company, continues to grow steadily and prudently Established in 2004, Jefferies Finance has demonstrated growth and resilience across multiple business cycles Well-balanced business model with multiple revenue streams, including underwriting and arrangement fees, direct middle market lending investments and broadly syndicated loan investments Jefferies Finance has built a highly successful franchise arranging leveraged loans for distribution to the capital markets Significant growth in arranged loans, with modest balance sheet expansion Since inception, Jefferies Finance has successfully syndicated over 98%(1) of $82 billion of commitments Jefferies Finance’s strategy will remain focused on growing market share in its core U.S. and European underwriting business as well as further expanding into middle market direct lending, which represents a significant growth opportunity (1) Successful syndications include transactions in which intended principal was fully syndicated during the primary marketing period. Since inception, Jefferies Finance has arranged $145 billion of deal volume, including $82 billion of committed volume 25

Investment Banking – Strategic Priorities Continue to increase the productivity of our sector MDs In LTM 8/31/17, our revenue per sector MD increased by 45% year-over-year, and is at its highest level ever for our firm Capitalize on revenue opportunities in recently entered and enhanced sectors Drive market share gains in M&A by further expanding our sell-side franchise and continuing to increase the average size of our M&A transactions Increase our strong market share in financial sponsor investment banking We rank 2nd in M&A market share YTD among all investment banks for financial sponsor transactions in the U.S. and 3rd across the U.S. and Europe We rank 2nd in Leveraged Finance market share YTD among all investment banks for financial sponsor transactions in the U.S. and 4th across U.S. and Europe Selectively enter new industry sub-sectors, taking advantage of high quality investment bankers available because of the ongoing disruption at several of our competitors Our expansion priorities are Industrials, Consumer and Infrastructure in both the U.S. and Europe, and Financial Services in the U.S. 26

Equities 27

Equities – Overview Global Equities at Jefferies is a leading client franchise that continues to grow strategically and gain market share. With sales, trading and advisory capabilities across North America, Europe and Asia, and with major trading hubs in New York, London and Hong Kong, we are well-equipped to serve our global clients across all products and regions Jefferies has strong client-offerings across Cash Equities, Electronic Trading, Listed Equity Derivatives, Convertibles, Prime Services and Equity Capital Markets Our core U.S. Equity Sales & Trading business was a pioneer in the evolution of block trading more than 50 years ago We continue to focus on trading execution, as well as providing our clients with best-in-class alpha-generating advisory Asia Pacific Cash Equities Americas Equity Derivatives EMEA Global Equities Electronic Trading Capital Markets Equity Derivatives Electronic Trading Capital Markets Electronic Trading Convertibles Research Research Research Convertibles Convertibles Prime Services Prime Services Prime Services Investment Companies Capital Markets Cash Equities Cash Equities 28

Equities – Business Expansion & Development Regional Sales & Trading Revenue Contribution: Growing our Global Franchise Note: Revenue excludes Equity Capital Markets. Expanding and Developing our Global and Cross-Product Businesses A core strategy for our Global Equities business has been to expand and grow across products and regions International Cash: We have more than doubled our European Cash business since 2012. In Asia, we have nearly tripled our Cash business since 2012 through a focus on our co-branded partnerships and a build-out of Japanese Equities Global Electronic Trading: We have nearly tripled our Global Electronic Trading business since 2012 and are focused on continuing to grow Prime Services: We have become one of the preferred Prime Brokers for Emerging Managers and have grown our Prime Services business by nearly 40% since 2012 Global Convertibles: With a market-leading Convertibles business, we are focused on replicating our U.S. strength in Europe and Asia 2017 International S&T Revenue: 34% 2012 International S&T Revenue: 20% YTD 2017 29

Equities – Performance Update Most of our Sales & Trading businesses are on pace to increase revenue versus 2016 including: Global Cash, Global Electronic Trading, Prime Services and Global Convertibles. All of our businesses have great potential to grow in 2018 and beyond While the Global Cash & Electronic market wallet declined in 2017, Jefferies is achieving record market share across its U.S., European, and Asian businesses. We continued our momentum in our Global Cash & Electronic business and are a top 5 market share gainer We are focused on increasing product capabilities and deepening client relationships in our core Sales & Trading businesses. We continued our focus on growing our European and Asian businesses and expanding our client footprint across a number of cross-product businesses 30

Equities – Momentum in our Core Businesses 2017 5 Years Ago 2017 5 Years Ago U.S. Convertibles U.S. Electronic Trading Institutional Investor Equity Research Ranked 10th; Less than 5% Share Derivatives Top 8; 6%+ Share Not in Top 10 Ranked 2nd; 11.1% Share 159 Bps Growth since 2012 Ranked 1st in Sales, Trading Not in Top 10 Ranked 3rd in II Ranked 2nd with Large Clients 8 Ranked Analysts 15 Ranked Analysts Only U.S. Ranked U.S. and Europe Ranked 1,534 Stocks Covered 2,800+ Stocks Covered No Co-Branded Markets in Asia 9 Add’l Markets in Asia (861 Stocks) Our Evolution into a Global, Full-Service, Leading Equities Platform 2017 Business Growth Regional and Product Growth In 2017, we continued to grow across regions and products including: Co-Branded Partnership: Focusing on this low-cost strategy in Asia with 9 additional markets (861 stocks) Global Swaps Capabilities: Growing the franchise with a focus on client breadth and cross-selling across existing clients Geographic Footprint: Growing our geographic reach across advisory and execution capabilities Differentiated and Unique Offering In 2017, we continued our focus on our differentiated and unique product offering including: Event-Driven Strategies Data Science Intelligent Liquidity Solutions Note: U.S. and U.K. Cash & Electronic and Derivatives market share sourced from third-party survey. U.S. and U.K. Cash excludes Program Trading. Convertibles market share sourced from Greenwich Associates. U.K. Cash & Electronic U.S. Cash & Electronic Ranked 13th Within the Top 10 at Rank 9 Ranked 14th Within the Top 10 at Rank 9 31

Equities – Market Share Update

Jefferies

- Jefferies has significantly increased market share post-financial crisis
- Growth largely driven by our client focus, enhanced global capabilities, and the momentum of the overall Jefferies platform
- We have considerably diversified our business, with electronic trading and international markets having grown to represent a significant proportion of Equities revenues and we continued to diversify our regional and product capabilities in 2017

Consistent Growth in our Global Cash & Electronic Businesses

U.S.
(Record Market Share and Top 10 Rank)



Market Share
Market Rank
2.50%
2.88%
3.19%
3.56%
3.98%
4.36%
13th
11th
10th
10th
10th
9th
2012
2013
2014
2015
2016
2017 Annualized

U.K.
(Record Market Share and Top 10 Rank)



2.27%
2.30%
2.99%
3.29%
3.42%
3.86%
14th
14th
10th
10th
10th
9th
2012
2013
2014
2015
2016
2017 Annualized

Pan-Europe
(Record Market Share)



1.48%
1.66%
2.04%
2.25%
2.59%
2.82%
17th
17th
16th
13th
13th
13th
2012
2013
2014
2015
2016
2017 Annualized

Asia
(Record Market Share and Rank)



0.47%
0.54%
0.81%
1.00%
1.12%
1.28%
21st
22nd
19th
18th
17th
16th
2012
2013
2014
2015
2016
2017 Annualized

Strength, Stability and Historical Growth in our Non-Cash Businesses

U.S. Options
(6%+ Market Share and Top 10 Rank)



4.74%
6.02%
6.63%
7.87%
7.33%
6.33%
10th
9th
9th
6th
7th
8th
2012
2013
2014
2015
2016
2017 Annualized

U.S. Convertibles
(Record Market Share and 2nd Ranked)



2.50%
2.70%
8.60%
10.40%
11.10%
11th
11th
5th
4th
2nd
2012
2013
2014
2015
2016

Note: The Cash & Electronic market share is sourced from a third-party survey and excludes Program Trading. The U.S. Listed Options market share is also sourced from a third-party survey. Convertibles metrics are sourced from Greenwich Associates.

32

Equities – Strategic Priorities Growing Non-Cash Business Our focus is on product and revenue diversification by cross-selling and leveraging client relationships across Electronics, Listed and OTC Derivatives, ETFs, Prime Brokerage, and Securities Finance & Swaps Electronic: Continuing to innovate across our algorithmic trading capabilities and offering clients customized trading solutions Prime Brokerage: Growing our Prime business by capitalizing on the U.S. opportunity to serve mid-market clients that are underserved by large bank holding companies as well as becoming the complimentary 2nd or 3rd prime broker to larger clients Swaps: Increase client breadth and continue onboarding new client relationships to grow our global Swaps business Derivatives: Maintaining our strong market share position in U.S. listed options while cross-selling OTC derivatives and growing our Corporate Derivatives business Continuing the Enhancement of Our Alpha-Generating Research Offering Focus on improving our global equity research footprint and continue to enhance our product by using primary data Continuing the Momentum in our Core Global Cash Business Increase the global penetration in the Cash product by leveraging the relationship strength in one region to cross-sell our capabilities in other regions Continue our execution focus with clients by being a primary liquidity provider for blocks Growing our Differentiated and Unique Advisory for Clients Increase client awareness and penetration regarding our differentiated and unique product offering including event-driven strategies, data-science consulting, and bespoke corporate access 33

Fixed Income 34

Fixed Income – Overview *Hires made at leadership level since 1/1/15 *Hires made at leadership level since 1/1/15 Jefferies serves clients across all major cash products in the U.S. and Europe 435 sales, trading, capital markets, research and strategy professionals globally Primary Dealer or equivalent in U.S., U.K., Germany, Netherlands, Portugal and Slovenia Focused on providing best-in-class ideas, facilitation and execution to our clients Global presence with offices in North America, Europe and Asia Denotes Key Hires / Coverage* Fixed Income Emerging Markets Capital Markets Global Sales & Trading Municipal Securities Sales & Trading Capital Markets Investment Grade Capital Markets U.S. Corporates Sales & Trading International Sales & Trading Leveraged Finance U.S. Sales & Trading International Sales & Trading Distressed Global Rates U.S. Treasuries U.S. Agencies European Government Bonds U.S. & Euro Repo Financing European Supras & Agencies Covered Bonds Securitized Markets Global CDO/CLO Global ABS Global MBS Global CMBS Marketplace Lending Global Capital Markets Foreign Exchange Global Sales & Trading Capital Markets Global Structured Solution Repositioned franchise starting in late 2015 Focused resources on businesses with best opportunities Added 88 new senior team members (MDs and SVPs) across most businesses since January 2015 Emphasis on liquid, high-turnover inventory 35

More consistent revenues on lower cost, balance sheet, capital and risk Fixed Income – Repositioned and Refocused Adjusted quarterly Fixed Income Net Revenues excluding Bache. Period End Fixed Income Balance Sheet. Period End Headcount with 2Q15 adjusted to exclude Municipal Public Finance. Quarterly Interest Rate VaR as presented in Jefferies public filings. Based on daily sales & trading revenues. -13% -34% -16% +19% +7% Fixed Income Sales & Trading Revenues (1) 10-Q may not be published by 10/5 ID. Otherwise use 2Q17 with -13% drop Adjusted Fixed Income Sales & Trading Revenues (1) 36

Fixed Income – Performance Update The realignment of resources that began in late 2015 is yielding more consistent revenues and returns Jefferies Fixed Income is focused on sales and trading of cash products in credit, rates and foreign exchange markets globally Fixed Income Net Revenues; No Credit for Investment Banking Origination and Distribution 2015 is presented as an adjusted non-GAAP financial measure that represents Jefferies results of operations excluding the impact of the results of operations of the Bache business. See Appendix on pages 102-103 for a reconciliation to GAAP measures. ($ Millions) 9M 2016 (1) 9M 2015 9M 2017 37

Fixed Income – Market Share Growth

Jefferies

Jefferies voted #1 most positive business momentum in US Fixed Income [1]

Clients expect to do more business with Jefferies in the next 6 to 12 months

Emerging Markets [1]

- Ranked #4 in EM credit market share, up from #12 in 2016
- Ranked #4 for Top 3 relationships (by share)
- #1 Dealer for Most Helpful Traders, with #1 and #2 ranked Traders
- #2 Dealer for Most Helpful Analysts, with 4 of our Analysts in the Top 10

Securitized Markets

- A top-2 underwriter of Ginnie Mae Commercial Mortgage-Backed Securities for the last 8 years [2]
- #3 underwriter of US CLO Resets for 1st Half 2017 [3]
- #5 underwriter of US Broadly Syndicated CLO New Issues plus Resets [3]

Rates

- Top 2 Primary Dealer in Dutch Treasury Bonds since 2016 [4]
- Top 5 market share Federal Agency Discount Notes [5]

Municipals

- Top 5 market share in 13 months-5 years and 5-10 year maturities [5]

Leveraged Finance

- Leveraged Loan Primary Market ranked #2 overall, up from #10 in 2016 [6]
- Ranked #10 in market share for secondary HY Cash Bonds [1]
- Ranked #9 in market share for distressed debt [1]

Investment Grade Corporates

- Ranked #11 in secondary IG market share [1]

Electronic Trading Platform Highlights

- Emerging Markets:
  - MarketAxess – Dealer Volume Ranks as of Q1 2017
    - #2 LatAm Overall
    - #3 Global EM
    - #4 CEEMEA
- Investment Grade Corporates:
  - Ranked #13 dealer by MarketAxess in trade volume and market share as of July 2017

US Clients Ranked Jefferies as a Top 10 Trading Counterparty, up from #12 [1]

(1) Source: 2017 Greenwich Survey, US Fixed Income results.
(2) Source: IFR Markets/Thomson Reuters (through 3/31/2017).
(3) Source: Bloomberg (through 6/30/2017).
(4) Dutch State Treasury Agency, 2016 - 2017.
(5) Source: FedStats Market Share (4/1/17 to 6/30/17).
(6) Source: Dealogic, rankings by proceeds (1/1/17 to 8/31/17 vs. full year 2016).

38

1H 2017 Fixed Income Sales Credit by Client Segment 1H 2017 Fixed Income Sales Credit by Client Segment (1) Other includes governments and central banks “Clients First–Always” Market share improvements leading to increased volumes across client strategies Global Fixed Income up 13% in 1H17 vs. 1H16 (1) Fixed Income – Client Trends 39

Fixed Income – Strategic Priorities Drive consistent results by continuing to emphasize our long-standing client centric strategy Building deeper partnerships with targeted clients Highly productive balance sheet with emphasis on high turnover inventory Reinvigorated focus on technology that drives productivity, enhances client connectivity and is integrated throughout the firm Relentlessly focus on capital efficiency and cost containment 40

Risk Management 41

Risk Principles Jefferies' comprehensive risk management framework has been a foundation for our success across market cycles Culture We are all Partners at our firm, collectively building for the long-term on a foundation established over 50+ years Hands-on Our senior management and Board are deeply involved in the “nuts and bolts” of how and where we are taking risks across the firm Integrated Our independent risk management group and our business leaders are deeply integrated into our trading desks, ensuring a clear and comprehensive view of the firm’s risk Asset Quality Jefferies is dedicated to serving our clients in liquid, transparent products. We limit illiquid assets and derivatives to ensure the overall liquidity and health of our balance sheet 42

Note: Dotted lines represent communication lines. Risk Management Summary Framework Jefferies Group Board of Directors Firmwide Committees Independent Price Verification New Business Business Line Committees Market Risk Management Credit Risk Management Operational Risk Management Underwriting Acceptance Audit Firm Management Compensation Corporate Governance and Nominating Executive Operating Risk Management Asset / Liability Chief Risk Officer / Global Treasurer Capital and Liquidity Margin Oversight 43

VaR Report 9M 2017 44

VaR Report and Trading Revenues Historically, Jefferies has presented Distribution of Daily Net Trading Revenues including KCG Holdings. KCG was sold in July 2017. Number of Breaches represents the number of days during a given period where net trading losses were greater than VaR estimates. Distribution of Daily Net Trading Revenues (Excluding KCG Holdings) (1) Historical Negative Trading Revenues Days 2015 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Negative Trading Rev. Days ex. KCG 9 5 18 23 12 1 4 4 3 4 3 Total Number of Negative Trading Rev. Days: 11 10 21 22 17 2 8 11 3 3 3 Number of Breaches(2) - - 2 - 2 - - 1 - - - 45

Capital and Liquidity Management 46

Liquidity and Funding Principles Jefferies’ long-standing liquidity and funding principles have maintained the strength and soundness of our platform across market cycles Owning inventory that is composed of liquid assets that turn over regularly, with Level 3 assets at 2.5% of inventory as of 8/31/2017 Maintaining a sound, long-term capital base and reasonable leverage relative to our business activity No material reliance on short-term unsecured funding or customer balances. No commercial paper program Short-term secured funding that is readily and consistently available through clearing houses, or fixed for periods of time that exceed the expected tenure of the inventory they are funding Assessing capital reserves and maintaining liquidity to withstand adverse changes in the trading or financing markets and a firm specific idiosyncratic stress Where appropriate, entering into partnerships and joint ventures with complementary long-term partners to pursue business opportunities that otherwise may exceed our capital capacity or risk tolerance (Jefferies Finance, Jefferies LoanCore) 47

Limited Leverage Jefferies has a long-standing policy of carefully managing balance sheet leverage In periods of stress, Jefferies has demonstrated the ability to rapidly reduce leverage without unduly impacting our business (1) Historical Quarterly Leverage (1) ($ Millions) Tangible gross leverage ratio and tangible gross assets are non-GAAP financial measures. Tangible gross leverage ratio equals tangible gross assets divided by tangible Jefferies Group LLC member's equity. Tangible gross assets equals total assets less goodwill and identifiable intangible assets. Tangible Jefferies Group LLC member's equity represents total Jefferies Group LLC member's equity less goodwill and identifiable intangible assets. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. See Appendix on page 104 for a reconciliation to GAAP measures. 48

Fundability of Collateral Liquid, easy to fund collateral. 91% Tier 1 or Tier 2 collateral funded with average haircuts of 5% or below. Tier 3 average haircut of 12% 100 lenders providing liquidity for Tier 2, 3 and 4 collateral with the largest lender at only 9% of the total Less than 1% of inventory deemed Tier 4 with an average haircut of 20% 49

Global and Legal Entity Liquidity Stress Model Stress test contingency liquidity outflows at the global and regional level 100% loss of non-cleared repo and stock loan Higher margins at CCP’s and clearing organizations 100% loss of customer credit balances Buy back Jefferies debt for market support Collateral outflows on ISDA/CSA’s Intraday liquidity at clearing banks No sale of assets for a minimum 30 Days Assume no movement of liquidity between regulated entities. Maintain positive stressed liquidity position for a minimum of 30 days at global and at legal entity level 50

Long-Term Debt Profile Long-Term Debt Maturity Schedule (Notional) ($ Millions) As of August 31, 2017, our $6.4 billion notional of long-term debt had a weighted average maturity of approximately 7 years $345 million convertible bond is callable/puttable in November 2017 No maturity of long-term debt in a single year is greater than 20% of outstanding long-term debt During the nine months ended August 31, 2017, long-term debt increased $966 million, net of retirements. This amount includes the issuance of senior notes with a total principal amount of $750 million on January 20, 2017 and structured notes with a total principal amount of approximately $288 million Pre-Funded 51

Q & A’s – IRQuestions@Leucadia.com

52

   4th Largest U.S. Beef Company LTM 6/30/17 Sales – $7.0 Billion Market Share – 12.75% Employees – 8,200 #1 U.S. exporter of chilled beef 2nd Largest U.S. Hide Tanner Market Share – 27% Intensely Focused on Value-Added Production LTM 6/30/17 EBITDA(1) and Pre-Tax Income of $485 million and $380 million, respectively Company Overview This is a Non-GAAP measure. See page 105 in Appendix for reconciliation to GAAP amount. 53

Beef Processing Consumer Ready Transportation Direct to Consumer Wet Blue Leather Business Segments 54

National Beef processes ~3 million fed cattle per year representing ~12.75% U.S. market share 2 processing plants strategically located in Liberal and Dodge City, KS Primary competitors: Cargill, JBS, Tyson Export beef and beef by-products to more than 20 countries National Beef is the #1 U.S. exporter of chilled beef globally, as well as into Japan, the most important export market for U.S. beef National Beef is intensely focused on value-added production to drive superior performance versus its competitors The company’s Dodge City and Liberal processing plants are consistently ranked among the top 3 producers of Certified Angus Beef, the most sought after premium brand in beef Selected Value-added Brands Beef Processing Overview 55

Cattle Supply Update Growth in cattle available for slaughter is on track and is expected to continue until least until 2021 Industry slaughter typically peaks approximately 4 years after peak heifer retention U.S. Steer and Heifer Slaughter — Industry Weekly Average 6.5% CAGR Reflects the average actual weekly slaughter through 09/16/17. (1) The increasing supply of slaughter-ready cattle is expected to support continued strong profitability for at least the next several years 56

Financial Performance Pre-Tax Income ($ Millions) Adjusted EBITDA is a non-GAAP measure. See page 105 in the Appendix for a reconciliation to GAAP amounts. FYE December, 2016 2015 2017 6 Months Ending June Adjusted EBITDA ($ Millions) (1) FYE December, 2016 2015 2017 6 Months Ending June 57

2017 Update An increased supply of cattle in 2017 has driven higher margins and greater capacity utilization versus 2016 For the first half of 2017, gross margin percentage improved to 6.4% vs. 5.0% in the prior year period, while total volume was up 4.9% based on same equivalent weeks Sales efforts are driving demand from new and existing customers for our consumer-ready products Our tannery continues to ramp up production and to seek the optimal product and grade mix 58

Strategic Priorities Focus on additional value-added production Ongoing marketing to retailers and food service providers of consumer-ready, portion-controlled and other value-added product lines As capacity utilization increases, seek margin enhancement opportunities Manage for growth and enhanced profitability Capture benefits of the rebound in cattle herd size Continue to drive efficiencies and operational improvements Focus on export opportunities (now including China) to capitalize on long-term secular growth in global protein consumption Drive volume and margin at tannery Provide the highest quality, wet blue hides from one of the largest and most technologically advanced facilities in the world 59

60

Company Overview Berkadia is a full-service mortgage banking firm that provides clients middle market services and products in mortgage finance, advisory and servicing Business Lines: Permanent, Bridge and Construction loans Investment Sales Master/Primary Servicing 2nd largest GSE and HUD commercial real estate lender by origination $ volume in 2016 Largest FHA commercial real estate lender by $ of commitments from HUD FY 2016 2nd largest FHLMC commercial real estate lender by $ volume in 2016 4th largest FNMA commercial real estate lender by purchased $ volume in 2016 3rd largest servicer of U.S. commercial real estate loans by $ volume as of June 30, 2017 61

Loan Originations ($ billion) Pre-Tax Margin (% of revenue) Pre-Tax Income(1) ($ million) Cash Earnings(2) ($ million) Financial Performance 2016 Core Earnings included recovery of Mortgage Servicing Rights impairment driven largely by forward interest rates. Cash Earnings is a non-GAAP measure. See Appendix on page 105 for a reconciliation to GAAP amounts. 62

2017 Update Berkadia’s results show continued growth in core pre-tax income. 1H 2017 core pre-tax income of $58 million up ~8% year over year Interest earnings on escrows benefitting from rising short-term rates Improved productivity of Bankers / Sales Advisors. Annualized volume per MB increased to $132 million in 1H 2017 from $122 million in 1H 2016, an 8% increase. Annualized volume per Sales Advisor increased to $60 million in 1H 2017 from $55 million in 1H 2016, a 9% increase Round trips, where we act as both sales advisor and debt originator have increased steadily with each passing year.  During 1H 2017, 26% of our investment sales volume resulted in a round trip, up from 20% in 1H 2016 Added top-tier Bankers / Sales Advisors to the South Florida, Southern California, DC Metro and Atlanta markets. Expanded IS focus outside of multifamily by hiring Seniors Housing and Land Acquisition specialists No material economic impact is anticipated from Harvey and Irma     63

Industry Update Positive Long-Term Market Opportunities The final wave of pre-2007 commercial mortgage maturities passes in 2017 Multifamily maturities, specifically GSE and HUD, will continue to climb over the next several years, presenting long-term opportunities Source: Mortgage Bankers Association Commercial Real Estate/Multifamily Finance Loan Maturity volumes as of December 31, 2016. *Berkadia’s Business is Multifamily 64

Servicing Portfolio Unpaid principal balance as of June 30, 2017 was $214 billion; $194 billion, or 91%, relate to loans added since initial acquisition (2009) Servicing Portfolio – UPB ($ billions) 65

2017-2018 Strategic Priorities Our Vision Through spirited and relentless pursuit, we will become the unmistakable firm of choice for employees and customers in middle market commercial real estate finance, with unyielding fidelity to our values Our Values Integrity is everything We take the long view We believe people matter We stand for excellence We love our jobs Our Long-term Goals Be the #1 Combined Fannie Mae, Freddie Mac, and HUD lender (2nd in 2016) Be Top 5 in Life Company Originations (6th in 2016) Drive process excellence throughout the firm Leverage technology to provide proprietary solutions to clients 66

67

Garcadia Overview 11th Largest U.S. Auto Dealership Group in 2016 Based on New Sales Volume 4 Clusters, 28 dealerships – 14 domestic, 14 foreign brands One company, 28 dealerships with a common vision to be “Most Esteemed” Single brand maniacally focused on employee and customer experience Common operating principles and management routines emphasizing people development Proprietary reporting systems providing real time results by transaction and employee High throughput and performance metrics vs industry MICHIGAN 3 DEALERSHIPS IOWA 5 DEALERSHIPS TEXAS 8 DEALERSHIPS CALIFORNIA 12 DEALERSHIPS 68

Industry Update – Key Indicators Remain Positive WardsAuto. IHS Automotive – 2016 Annual Study. Q2 2017 The Haig Report. 2.4% 69

Financial Performance Represent combined amounts for all Garcadia dealership holdings, not just Leucadia’s share. Represents Leucadia’s share of cash distributions. Represents Leucadia’s net carrying amount for Garcadia (excluding land) and percentage return. Hurricane Update: Harvey shutdown Houston dealerships for a week and resulted in significant inventory loss at two stores (fully insured). Stores are experiencing sales lift post Harvey 70

Evolution 20/20 Structure For Success Executional Mastery Current Reality 100% Alignment One Hour Sales Model Attract the Best People 45 Minute Oil Change 20% Net to Gross Vision Flattening Market Best “Best Practices” Deep in “Brand” Change Curve Regional Leadership Transitioning Profit Down One Hour Sales Model Service Drive Loyalty Advanced Technology Leading HR Culture Structured for Success 2017 2018 2016 2019 2020 Change Strategies 71 Lay Foundation Company Conversion Vision Attainment

72

Company Overview

- NYSE-listed diversified holding company (NYSE: HRG) that is exploring strategic alternatives to maximize value for shareholders:
  - Consumer Products – Spectrum Brands (NYSE: SPB, ~59% ownership [1])
  - Insurance – Fidelity & Guaranty Life (NYSE: FGL, ~80% ownership [1]); FrontStreet Re (100% ownership)
    - Sale of both insurance businesses to CF Corporation, funds affiliated with Blackstone and Fidelity National Financial, are under contract and expected to close by the end of the year
    - 338(h)10 election will result in significant tax savings and therefore the preservation of the HRG Net Capital Loss Carryforwards and Net Operating Loss Carryforwards
- Initial investment September 2013 with follow-on purchases in March and November 2014
- Since Leucadia invested in 2014 and 2015 HRG has:
  - Transitioned to new leadership;
  - Unlocked value by exiting certain businesses including:
    - HGI Energy
    - Compass
    - Salus Capital Partners
    - Five Island Asset Management
    - Energy & Infrastructure Capital
    - CorAmerica Capital
    - Agreeing to the pending sale of FGL
- Total Cost: $476 million; Fair Market Value at 6/30/17: $825.3 million
- Ownership: 23.2% [2]
- Joseph Steinberg serves as Chairman and CEO and Andrew Whittaker serves as a Director

(1) Source: HRG Group's 3rd Quarter August 7, 2017 Conference Call presentation and SPB / FGL FQ3 10Q.
(2) Leucadia owned 46.6 million shares as of 6/30/17.

73

Spectrum Brands Overview

HRG GROUP

- Spectrum Brands (NYSE: SPB) is a global consumer products company focused on delivering a portfolio of consumer products with the same performance for a lower price / better value
- Core segments are Global Batteries & Appliances, Pet, Home & Garden, Hardware & Home Improvement, and Global Auto Care
- Achieved quarter-over-quarter net sales and adjusted EBITDA growth with few exceptions since FY 2009
  - Share price up more than 3.5x over the past 5 years; ~30% CAGR
- Expects to generate up to $590 million of adjusted free cash flow in FY 2017 (ending 9/30/17), up from $535 million in 2016 and $454 million in 2015 (1) (3)

Net Sales Performance ($ Millions) (2)



$3,187
$4,226
$4,277
$4,429
$4,690
$5,040
$3,790
$3,686
FY2011
FY2012(a)
FY2013(a)
FY2014
FY2015(b)
FY2016
TNM 6/30/16
TNM 6/30/17

Adjusted EBITDA ($ Millions) / Margin Performance (2)(3)



$457
$668
$677
$724
$801
$953
$716
$698
14.3%
15.8%
15.8%
16.4%
17.1%
18.9%
18.9%
18.9%
FY2011
FY2012(a)
FY2013(a)
FY2014
FY2015(b)
FY2016
TNM 6/30/16
TNM 6/30/17

(1) As per Spectrum Brands 7/27/17 Earnings Call Presentation.
(2) As per Spectrum Brands 6/21/17 Oppenheimer Consumer Conference Presentation and 7/27/17 Earnings Call Presentation. "TNM" reflects a Trailing Nine Months. (a) Reflects pro forma as if HHI acquired at beginning of respective period. The pre-acquisition earnings and capital expenditures of HHI do not include the TLM Taiwan business as stand alone financial data is not available for the periods presented. The TLM Taiwan business is not deemed material to Spectrum's operating results. (b) Reflects results for GAC from acquisition date of May 21, 2015 through September 30, 2015.
(3) These are Non-GAAP measures. See pages 107-108 in Appendix for reconciliation to GAAP amounts.

74

Sum of the Parts Valuation (Dilutive) without AOCI Source: Sum of the Parts Valuation per HRG Group’s 3rd Quarter August 7, 2017 Conference Call presentation, updated for closing market prices on 9/29/17. Book values are as of 6/30/17. Valuation excludes HRG Group's share of Accumulated Other Comprehensive Income (“AOCI”). HRG Group’s 8/7/17 Conference Call presentation valuation of Spectrum Brands is based on a volume weighted average closing price of $130.47 for the 20 day trading period ended 6/30/17. On 9/29/17, Spectrum Brands’ closing price was $105.92. HRG Group’s 8/7/17 Conference Call presentation valuation of the Insurance Segment is based on a volume weighted average closing price of $31.06 for Fidelity & Guaranty Life for the 20 day trading period ended 6/30/17, and transaction or book value as of 6/30/17 for FrontStreet Re of $65.0 million. Fidelity & Guaranty Life’s proceeds from the sale to CF Corporation after the payment of $30 million in exchange for the 338(h)10 election come to $30.46 per share. Per share amount for each of the mentioned assets and liabilities is calculated by dividing the total valuation of each asset or liability by the 200,548,374 shares of HRG Group’s common stock outstanding as of 6/30/17. 75

76

Company Overview Vitesse Energy formed in May 2014 – Leucadia has invested $300 million to acquire and develop oil and gas properties in proven, lower risk oil & gas fields in the growing core of the Bakken Field and Denver-Julesburg (“DJ”) Basin Partner with the leading operators who drill and complete new horizontal wells More than 75% of current activity with EOG, XTO (Exxon), Burlington (COP), Oasis, Continental and Hess $25 million of LTM 6/30/17 Adjusted EBITDA(1) with 89+ % of the company’s expected $2.0 billion of long-term cash flow net of capital expenditures still in the ground to be developed in the future. Our long lived reserves provide Vitesse with meaningful long-term exposure to rising oil prices, improving completion technologies and the expansion of the core Only four unprofitable quarters out of thirteen since inception on a Pre-Tax Income basis Our Strategy – acquire leasehold interests in the best parts of the Bakken and DJ and participate in the conversion of those yet to be developed drilling locations into cash flow producing horizontal wells Acknowledged as a leading non-op management team, with cutting edge evaluation, big data analytics and accounting systems providing Vitesse with a competitive advantage in the acquisition and consolidation of non-op assets This is a Non-GAAP measure. See page 109 in Appendix for reconciliation to GAAP amount. 77

Case Study: Deeper / Denser / Cheaper / Better Vitesse participates in Oasis’ White unit which has seen significant improvements since 2011 EUR increased from 600 Mboe (2011, original frac) to over 1,800 Mboe today Decreased well costs by more than 30% since 2011 and increased frac size from 4 MM pounds to 10 MM pounds + Second infill wells are generating >120% IRR at strip pricing Source: Oasis Petroleum February 2017 Presentation – http://oasispetroleum.investorroom.com/events. 2011 (Original Well) 2014 (First Infill) Sept. 2017 (Second Infill) 2011 – Sept. 2017 Number of Wells 1 7 5 13 (+2 Lease lines) Completion (Stages) 30 36 50 Gross Capex ($M) $9,300 $10,500 $6,500 30% EUR (Mboe) 600 840 1,800 3.0 x WTI Oil Price ($/bbl) $95 $75 $50 50% IRR (%) 34% 40% >120% 3.5 x ROI (x) 3.9 x 4.2 x 7.0 x 1.8 x Source: Oasis Feb. 2017 Presentation 78

Financial Performance Through June 30, 2017 20,283 net acres in the core Bakken counties of Williams, McKenzie, Mountrail and Dunn 1,420 gross producing wells (37.23 net) 413 permitted, drilling or completing wells (14.58 net, of which 8.92 are completing) 170+ net future drilling locations ($1.0 billion of estimated future capital expenditures) $2.0 billion of future Cash Flow net of capital expenditures based on WTI strip pricing of: Financial and operating results for 1H 2017: 3,359 boe/d, with average cash margin of $22.36/boe (approaching 5,000 boe/d at end of year) $24.8 million revenue from oil and gas sales / $12.1 million of cash flow from operating activities $11.1 million of capital expenditures (expect $40 million FY 2017) Rem. 2017 2018 2019 2020 2021 and beyond $49/bbl $49/bbl $50/bbl $51/bbl $52/bbl 79

Strategic Priorities Optimize our assets Reinvest and compound cash flow into future horizontal wells Add assets opportunistically at compelling valuations Increase our exposure to high rate of return areas in Bakken and DJ Basins Basin will consolidate Leverage our best in class evaluation, big data analytics and accounting systems to evaluate management or consolidation opportunities from other non-op owners 80

JETX Overview JETX (formerly Juneau Energy, LLC) is a Denver-based oil and gas company which has successfully transitioned to a non-op strategy, led by the Vitesse Energy management team JETX owns producing assets and leasehold acreage to be developed in Texas: Current production exceeds 500 boe/d with close to 14,000 net acres in Brazos and Grimes Counties Recently participated as a 50/50 partner with Lonestar Resources (NASDAQ:LONE) in the drilling of the Wildcat B-1H well that had a 30 day IP rate of 2,123 boe/d Positive cash flow from operating activities with book value as of 6/30/2017 of $114 million Wildcat B-1H Well 81

JETX 2017 Plan East Eagle Ford Maintain Arhopulos acreage block – continue leasing program Evaluate development program Expand our strategic partnership with Lonestar Resources 82

83

Company Overview FXCM Group LLC is a leading online provider of foreign exchange trading services to approximately 124,000(1) active retail trading accounts outside the U.S. Multi-asset class product offering – with approximately 69% of volumes in OTC Spot FX and 31% in contracts for difference (“CFDs”) on OTC precious metals, oil, commodities and equity-indices (Q2/17) Global reach – serving customers in 172 countries and 20 languages On January 15, 2015, Leucadia provided $300 million in secured financing to FXCM to meet the capital shortfall that resulted from extraordinary volatility in the Swiss Franc as a result of the de-pegging action taken by the SNB $67 million principal outstanding as of 9/30/17 Leucadia owns 49.9% of FXCM’s equity and is entitled to up to 65% of the economics of FXCM Volume by Geography - Continuing Operations (Q2/17) Active accounts as at 7/31/17 84

FXCM is the fifth largest retail FX broker globally (ex. Japan) - with particular strength in Asia, especially China Currency volatility (“CVIX”) in 2017 has decreased to near-record lows Industry Update Based on Forex Magnates Q2/17 Quarterly Industry Report. Excludes Japanese brokers. Global FX Daily Volumes By Retail Broker (ex. Japan) (1) Q2/2017 Monthly Average JP Morgan Global FX CVIX 85

Financial Performance Despite low volatility and lower trading volumes & revenues, FXCM has maintained profitability Revenue per million up 12% 1H 17 vs. 1H 16 due in large part to initiative to rollout dealing desk model to smaller clients In addition, significant cost reductions: $16M less adjusted operating expenses 1H 17 vs 1H 16 Cash position solid, with $124 million in operating cash in continuing operations (and an additional $10 million in discontinued operations) at 6/30/17 FXCM’s regulatory capital position is strong Minimum regulatory capital requirements in continuing operations of $24 million versus current regulatory capital of $97 million, a surplus of $73 million (6/30/17) $ Millions $ Millions $ Trillions $ Millions Source: Adjusted Operating Expenses and Adjusted EBITDA per FXCM’ Group’s Financials . Adjusted Operating Expenses and Adjusted EBITDA are non-GAAP measures and are for FXCM Group Continuing Operations only. See page 110 in the Appendix for a reconciliation to GAAP measures. Source: Retail Volume and Daily Average Trades per FXCM Group’s Monthly Metrics press releases and based upon Continuing Operations. 86

Strategic Priorities Repay balance of Leucadia debt / complete asset sales Sale of DailyFX for $40 million in 2016 Sale of FastMatch in 2017 for $46.7 million upfront, $8.7 million held in escrow plus share of potential $10 million earnout Work continues on the sale of Lucid Further capitalize on relationship with Leucadia Continue focus on costs / well positioned to capitalize when volatility improves Launch new products Currently rolling out a new CFD offering on Chinese index CHN50 Deploy HTML5 web based trading platform and further enhance mobile platform Additionally, FXCM considerably levered to interest rate increases Potential for higher volumes as well as sharing in interest customers would pay/receive if the carry trade were to return 87

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Company Overview Fastest-growing fixed wireless broadband internet provider in Italy Offers pre- and post-paid subscribers a simple product at a compelling price point: unlimited broadband services with speeds up to 30 Mbps for €25/month 454,986 subscribers as of 6/30/17 66% compound annual subscriber growth rate since Leucadia’s initial investment in 2011 $101 million LTM Revenue and $9 million LTM Adj. EBITDA(1) Nationwide network deployment with base stations, fiber exchange points, points of sale and customers in every region of Italy As of 6/30/17, over 2,125 base stations deployed reaching 62% of the population Network expected to reach 100% LTE-enabled in the fourth quarter 2017 420+ fiber points of presence 4,900+ indirect sales and distribution points 84MHz of 3.5 GHz spectrum covering 82% of the population and at least 42 MHz in the remaining 18% 65% national brand awareness This is a Non-GAAP measure. See page 109 in Appendix for reconciliation to GAAP amount. 89

Industry Update The Italian broadband market continues to be dominated by low-speed ADSL Over the coming years, ADSL will be replaced by both wireless and fiber solutions With a comparable service to fiber, significantly lower capex and an unmatched speed of deployment, Linkem is poised to become an integral component of Italy’s broadband solution Major U.S. and Asian telecom operators and equipment manufacturers have become increasingly dedicated to building out 5G mobile wireless standard infrastructure, which will deliver ultrafast connection speeds using higher frequency spectrum, including Linkem’s 3.5GHz, garnering front-page news The European Commission and China’s Ministry of Industries and Information Technology have designated 3.4-3.6GHz frequencies for 5G In May, the CBRS Alliance, an industry group backed by Google, Qualcomm, Intel, AT&T, Verizon, T-Mobile, Sprint and others, signed a cooperation agreement to establish ecosystem focused on commercializing 3.5GHz in the U.S. Potential 3.6-3.8GHz auction in Italy in 2018 is attracting significant interest among the major operators and the government is proposing very high reserve prices 90

Italian Market Potential

- Linkem currently covers 62% of the country, representing ~16 million households
- The city of Bari, where our initial LTE deployment was focused, serves as a powerful case study of Linkem's potential in a market where its network is fully developed
  - Bari household penetration currently stands at ~7%, versus Linkem's current ~3% national penetration of households covered
- Network development in Rome is nearing completion; Linkem's current ~1% household penetration versus its full potential represents a significant opportunity to add subscribers

Household Coverage Evolution

Today: 62% Coverage, ~16MM HH → **2019E: ~70%+ Coverage, ~18MM+ HH**



Household Coverage Key				
0-20%	21-40%	41-60%	61-80%	81-100%

Over the next three years, Linkem plans to continue increasing its coverage and significantly grow penetration across Italy's 26 million households

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Subscriber and Network Growth Subscriber Growth Subscribers (000’s) 2011 Network Growth Base Stations On-air Built WiMAX Scale LTE Growth Network Optimization 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 92

2017 Update During the first quarter, Linkem closed a €100 million preferred equity financing at a pre-money valuation of €700 million (post-money valuation of €800 million) Existing shareholders, along with funds managed by BlackRock, invested €100 million in cash to fund future expansion plans Leucadia's share was €30 million, and our fully-diluted ownership as of 6/30/17 is 53% Service is now available in 19 of the 20 largest cities, including Rome, Florence, Bologna, Bari, Palermo, Naples, Brescia and Turin (Milan will be launched soon) Signed a licensing agreement with a major Italian telecom operator whereby the partner will wholesale Linkem’s services to its customers Entered into an agreement with Sky Italy to bundle major football and other sports content with Linkem service Launching an Internet of Things offering to further leverage our distribution, installer, and call center assets Announced a 5G test in the city of Catania Linkem has had positive Adjusted EBITDA since Q4 2014 93

Strategic Priorities Increase coverage through LTE network deployment with the goal of reaching 80%+ Italian household coverage Maintain excellent operating metrics and customer satisfaction Increase coverage and distribution capacity in larger cities to fully leverage the network investments in each city and increase brand awareness nationally Build off recent record-setting pace of base station deployments and continue subscriber growth on the existing footprint Linkem deployed ~470 LTE BTS during the last four months of 2016, showcasing it’s ability to rapidly expand the network Increase focus on business customers Evaluate wholesaling opportunities 94

Leucadia Asset Management 95

Diversified alternative asset management platform – supporting and developing focused funds managed by distinct management teams Compelling edge – leverage Jefferies to source, and Leucadia to capitalize and market Fee-generating assets; prospect of long-term stable cash flows; ability to recycle seed capital Goal of growing third party AUM, while earning a reasonable return on our invested capital Expanding LAM-level marketing & IR function Manage platforms to minimize cost and mitigate risk Leverage Jefferies back office to minimize launch costs and operating expenses Strict controls to manage and limit risk Cut losses when necessary at pre-determined levels; low cost to exit investments Continue to seek new platforms/partners Aggregate Regulatory AUM of $13 billion ($5 billion in CoreCommodity) as of June 30, 2017 $708 million Leucadia book value in LAM products as of June 30, 2017 – this does not reflect any potential value of the management companies executing these strategies Overview & Strategy Leucadia Asset Management 96

Strategic Investments Division (Quantitative Strategies) Systematic strategy with a multi-quant approach across asset classes, geographies and time horizons Structured Alpha B, Managed Futures, Grouper (equity market neutral) Folger Hill Asset Management (Multi-Manager) Multi-manager discretionary long/short equity hedge fund platform Topwater Capital (Multi-Manager / First-loss) First-loss, scalable multi-manager and multi-strategy liquid securities fund Global Equity Events Opportunity Fund (Event-Driven Strategies) Event driven strategy investing in merger arbitrage, relative value and stock loan arbitrage Platform and Strategies Leucadia Asset Management 97

Tenacis (Quantitative Strategies) Systematic macro fund encompassing equities, credit, FX, rates and volatility Lake Hill Electronic trading of listed options and futures across asset classes CoreCommodity Management (Commodity Strategies) Active strategies designed to provide enhanced commodity exposure 54 Madison (Real Estate) Long-term, opportunistic real estate private equity fund providing equity capital for hotel, timeshare, resort, residential and specialty retail real estate development projects Platform and Strategies (Continued) Leucadia Asset Management 98

Q & A’s – IRQuestions@Leucadia.com

Appendix 99

Leucadia – Tangible Book Value and Fully-Diluted Shares Outstanding GAAP Reconciliations Telecom – Linkem Real Estate Development – HomeFed Industrial Conwed Idaho Timber Metals & Mining – Golden Queen Consumer, Healthcare and Media Note: Fully Diluted shares exclude shares for options, convertible debt and preferred shares. 100

Leucadia – Tangible Book Value GAAP Reconciliation Dollar amounts are Leucadia's net carrying amount as of 6/30/17 for each investment, for consolidated subsidiaries equal to their assets less liabilities and non-controlling interest. 101

This presentation of Adjusted financial information is an unaudited non-GAAP financial measure. Adjusted financial information begins with information prepared in accordance with U.S. GAAP and then those results are adjusted to exclude the operations of Jefferies’ Bache business. Management believes that the disclosed Adjusted measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies’ results in the context of exiting the Bache business. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Accompanying footnotes on the following slide. 102 Jefferies – Bache Adjusted Earnings GAAP Reconciliation Reconciliation of Consolidated Adjusted Financial Information ($ millions)

Revenues generated by the Bache business, including commissions, principal transaction revenues and estimated net interest revenue, for the presented period have been classified as a reduction of revenue in the presentation of Adjusted financial information. Expenses directly related to the operations of the Bache business for the presented periods have been excluded from Adjusted non-compensation expenses. These expenses include floor brokerage and clearing fees, amortization of capitalized software used directly by the Bache business in conducting its business activities, technology and occupancy expenses directly related to conducting Bache business operations and business development and professional services incurred by the Bache business as part of its client sales and trading activities, including estimates of certain support costs dedicated to the Bache business. Estimates of certain support costs were derived based on direct support costs for the presented period in relationship to the average head count of corporate support personnel with responsibilities associated with operating the Bache business. Compensation expense and benefits, including salaries, benefits, cash bonuses, commissions, annual cash compensation awards and the amortization of certain share-based and cash compensation awards, recognized during the presented period for employees whose sole responsibilities pertained to the activities of the Bache business, including front office personnel and dedicated support personnel, have been classified as a reduction of Compensation and benefits expense in the presentation of Adjusted financial information. In addition, compensation and benefits for other corporate support personnel with duties specific to the Bache operations included in this adjustment were estimated based on an average per person cost applied to the average head count for this employee population type across the presented periods. Jefferies – Bache Adjusted Earnings GAAP Reconciliation (continued) 103

Jefferies – Tangible Assets and Tangible Jefferies Group LLC Member’s Equity GAAP Reconciliation Note: Tangible gross assets and tangible Jefferies Group LLC member’s equity are unaudited non-GAAP financial measures that begin with information prepared in accordance with U.S. GAAP and then are adjusted to exclude goodwill and intangibles. Management believes that the tangible gross assets and tangible Jefferies Group LLC member’s equity are common metrics used by many investors in its industry to evaluate performance from period to period. 104 2015 2016 2017 ($ Billions) 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Total Assets (GAAP) 43.8 44.1 42.8 38.6 35.2 37.1 38.1 36.9 37.7 40.1 39.4 Less: Goodwill and Intangibles 1.9 1.9 1.9 1.9 1.9 1.9 1.9 1.8 1.8 1.8 1.8 Tangible Gross Assets (Non-GAAP) 41.9 42.2 40.9 36.7 33.3 35.2 36.3 35.1 35.9 38.2 37.5 Total Jefferies Group LLC Member's Equity (GAAP) 5.4 5.5 5.5 5.5 5.3 5.3 5.3 5.4 5.5 5.6 5.7 Less: Goodwill and Intangibles 1.9 1.9 1.9 1.9 1.9 1.9 1.9 1.8 1.8 1.8 1.8 Tangible Jefferies Group LLC Member's Equity (Non-GAAP) 3.5 3.6 3.6 3.6 3.4 3.5 3.5 3.5 3.6 3.7 3.8

National Beef – Adjusted EBITDA GAAP Reconciliation Leucadia’s share is $383 million based on its 78.95% ownership. Note: National Beef Adjusted EBITDA represents pre-tax income (loss) exclusive of depreciation and amortization expenses, impairment charges and net interest income/expense, which is a common metric used by many investors in its industry to evaluate operating performance from period to period. Berkadia – Cash Earnings Reconciliation Note: Berkadia cash earnings represents pre-tax income plus depreciation, amortization and impairments of mortgage servicing rights (MSRs), intangible assets, the increase in balance sheet loan loss reserves, less gains attributable to the origination of MSRs and unrealized gains and losses on loans and investments, which is a common metric used by many investors in its industry to evaluate operating performance from period to period. (1) 105

Idaho Timber – EBITDA GAAP Reconciliation Note: Idaho Timber EBITDA represents pre-tax income exclusive of depreciation and amortization expenses, which is a common metric used by many investors in its industry to evaluate operating performance from period to period. Conwed – EBITDA GAAP Reconciliation Note: Conwed EBITDA represents pre-tax income exclusive of depreciation and amortization expenses, which is a common metric used by many investors in its industry to evaluate operating performance from period to period. 106

Spectrum Brands – Adjusted EBITDA GAAP Reconciliation "TNM" reflects a Trailing Nine Months. Note: Adjusted EBITDA is a metric used by Spectrum Brands' management and frequently used by the financial community which provides insight into an organization's operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company's ability to service debt and is one of the measures used for determining Spectrum Brands' debt covenant compliance. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. Adjusted EBITDA Margin reflects adjusted EBITDA as a percentage of net sales. Source: Spectrum Brands 6/21/17 Oppenheimer Consumer Conference Presentation and 7/27/17 Earnings Call Presentation 107

Spectrum Brands – Adjusted Free Cash Flow GAAP Reconciliation Note: Adjusted free cash flow is useful to both Spectrum Brands' management and investors in their analysis of Spectrum Brands’ ability to service and repay its debt and meet its working capital requirements. In addition, the calculation of adjusted free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or discretionary uses. Source: Spectrum Brands 7/27/17 Earnings Call Presentation 108

Vitesse – Cumulative Net Revenues GAAP Reconciliation Note: Vitesse Adjusted EBITDA represents pre-tax loss exclusive of depletion, depreciation, amortization and accretion expenses, interest expense and unrealized losses on commodity derivative instruments, which is a common metric used by many investors in its industry to evaluate operating performance from period to period. Linkem – Adjusted EBITDA GAAP Reconciliation Note: Linkem Adjusted EBITDA represents pre-tax loss exclusive of interest expense, depreciation and amortization expenses and other adjustments, which is a common metric used by many investors in its industry to evaluate operating performance from period to period. (1) Other includes primarily asset impairment costs and provision for doubtful accounts. 109

FXCM – Adjusted EBITDA and Adjusted Operating Expenses GAAP Reconciliations Adjusted EBITDA and Adjusted Operating Expenses are Non-GAAP financial measures. FXCM management believe these Non-GAAP measures, when presented in conjunction with the comparable U.S. GAAP measure, are useful to investors in better understanding its current financial performance as seen through the eyes of management and facilitates comparisons of its historical operating trends across several periods. FXCM management believe that investors use Adjusted EBITDA and Adjusted Operating Expenses as supplemental measures to evaluate the overall operating performance of companies in its industry that present similar measures, although the methods used by other companies in calculating Adjusted EBITDA and Adjusted Operating Expenses may differ from FXCM's methods, even if similar terms are used to identify such measures. (1) For the six months ended June 30, 2016, represents the provision for debt forgiveness of $8.2 million against the notes receivable from the non-controlling members of Lucid and $0.6 million of professional fees, primarily related to the restructuring of the debt with Leucadia, partially offset by $0.1 million of insurance recoveries to reimburse for costs incurred related to the October 2015 cybersecurity incident, recorded in continuing operations. For the six months and LTM ended June 30, 2017, represents a $0.6 million reserve related to pre-August 2010 trade execution practices and $0.4 million of charges for client adjustments related to various trading platform issues recorded in continuing operations and, for the LTM ended June 30, 2017, professional fees related to the Leucadia debt restructuring of $1.0 million. 110

KCG – Cumulative Net Revenues GAAP Reconciliation (1) In April 2017, Virtu Financial agreed to acquire KCG at a price of $20.00 per share. The transaction closed on July 20, 2017. (2) Jefferies became a wholly-owned subsidiary of Leucadia on March 1, 2013. 111